Exhibit 99.2

RAMCO GERSHENSON
PROPERTIES TRUST

31500 Northwestern Highway
Farmington Hills, MI 48334
(248) 350-9900
www.rgpt.com

ROSS
DRESS FOR LESS
DSW SHOE
WAREHOUSE
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Quarterly Financial and Operating Supplement

For the Third Quarter Ended September 30, 2012

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
September 30, 2012

TABLE OF CONTENTS

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
September 30, 2012

Disclosures

Forward-Looking Statements

Certain information contained in this Quarterly Financial and Operating Supplemental Information Package may contain forward-looking statements that represent the company and management's hopes, intentions, beliefs, expectations or projections of the future.  Management of Ramco-Gershenson believes the expectations reflected in the forward-looking statements are based on reasonable assumptions.  It is important to note that certain factors could occur that might cause actual results to vary from current expectations and include, but are not limited to, (i) the ongoing slow recovery of the U.S. economy; (ii) the existing global credit and financial crisis; (iii) other changes in general economic and real estate conditions; (iv) changes in the interest rate and/or other changes in interest rate environment; (v) the availability of financing; (vi) adverse changes in the retail industry; and (vii) our ability to qualify as a REIT.  Additional information concerning factors that could cause actual results to differ from those forward-looking statements is contained in the company's SEC filings, including but not limited to the company's report on Form 10-K for the year ended December 31, 2011. Copies of each filing may be obtained from the company or the Securities & Exchange Commission.

Funds From Operations

Management considers funds from operations, also known as "FFO", an appropriate supplemental measure of the financial performance of an equity REIT.  Under the NAREIT definition, FFO represents net income attributable to common shareholders, excluding extraordinary items, as defined under accounting principles generally accepted in the United States of America ("GAAP"),  gains (losses) on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures.  In addition, NAREIT has recently clarified its computation of FFO to exclude impairment charges on depreciable property and equity investments in depreciable property.  Management has restated FFO for prior periods accordingly.  FFO should not be considered an alternative to GAAP net income attributable to common shareholders as an indication of our performance.  We consider FFO as a useful measure for reviewing our comparative operating and financial performance between periods or to compare our performance to different REITs.  However, our computation of FFO may differ from the methodology for calculating FFO utilized by other real estate companies, and therefore, may not be comparable to these other real estate companies.

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets
September 30, 2012
(in thousands)

	September 30,	December 31,
	2012	2011
ASSETS
Income producing properties, at cost:
Land	$158,985	$133,145
Buildings and improvements	941,321	863,763
Less accumulated depreciation and amortization	(230,068)	(222,722)
Income producing properties, net	870,238	774,186
Construction in progress and land held for development or sale	96,768	87,549
Net real estate	$967,006	$861,735
Equity investments in unconsolidated joint ventures	96,549	97,020
Cash and cash equivalents	8,353	12,155
Restricted cash	4,949	6,063
Accounts & notes receivable, net	15,077	12,614
Other assets, net	74,048	59,236
TOTAL ASSETS	$1,165,982	$1,048,823

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable:
Mortgages payable	$294,295	$325,887
Unsecured revolving credit facility	45,000	29,500
Unsecured term loan facilities	180,000	135,000
Junior subordinated notes	28,125	28,125
Total mortgages and notes payable	$547,420	$518,512
Capital lease obligation	6,104	6,341
Accounts payable and accrued expenses	18,762	18,662
Other liabilities & distributions payable	35,884	24,134
TOTAL LIABILITIES	$608,170	$567,649

Ramco-Gershenson Properties Trust ("RPT") Shareholders' Equity:
Preferred shares, $0.01 par, 2,000 shares authorized: 7.25% Series D Cumulative Convertible Perpetual Preferred Shares, (stated at liquidation preference $50 per share), 2,000 issued and outstanding as of September 30, 2012 and December 31, 2011	$100,000	$100,000
Common shares of beneficial interest, $0.01 par, 80,000 shares authorized, 47,699 and 38,735 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively	477	387
Additional paid-in capital	673,150	570,225
Accumulated distributions in excess of net income	(240,659)	(218,888)
Accumulated other comprehensive loss	(5,639)	(2,649)
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	527,329	449,075
Noncontrolling interest	30,483	32,099
TOTAL SHAREHOLDERS' EQUITY	557,812	481,174
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,165,982	$1,048,823

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets Detail
September 30, 2012
(in thousands)

	September 30,	December 31,
	2012	2011
Investment in real estate

Construction in progress	$12,344	$8,881
Land held for development or sale	84,424	78,668
Construction in progress and land held for development or sale	$96,768	$87,549

Other assets, net
Deferred leasing costs, net	$17,205	$14,895
Deferred financing costs, net	6,406	5,565
Lease intangible assets, net	26,512	13,702
Straight-line rent receivable, net	15,156	16,030
Prepaid and other deferred expenses, net	6,857	6,702
Other, net	1,912	2,342
Other assets, net	$74,048	$59,236

Other liabilities & distributions payable
Lease intangible liabilities, net	$14,784	$7,722
Cash flow hedge mark-to-market liability	5,991	2,828
Deferred liabilities	2,714	2,644
Tenant security deposits	1,956	1,866
Other, net	417	468
Distributions payable	10,022	8,606
Other liabilities & distributions payable	$35,884	$24,134

Ramco-Gershenson Properties Trust
Consolidated Market Data
September 30, 2012

	September 30,	September 30,
	2012	2011
Market price per common share	$12.53	$8.20

Market price per convertible perpetual preferred share	$51.13	$38.05

Common shares outstanding	47,698,664	38,732,419
Operating Partnership Units	2,371,451	2,783,908
Dilutive securities	281,206	161,616
Total common shares and equivalents	50,351,321	41,677,943

Equity market capitalization	$630,902,052	$341,759,133

Fixed rate debt (excluding unamortized premium)	$457,395,783	$499,314,922
Variable rate debt	90,000,000	-
Total fixed and variable rate debt	$547,395,783	$499,314,922
Capital lease obligation	6,103,983	6,417,353
Cash and cash equivalents	(8,353,068)	(21,802,018)
Net debt	$545,146,698	$483,930,257

Equity market capitalization	$630,902,052	$341,759,133
Convertible perpetual preferred shares (at market)	102,260,000	76,100,000
Total market capitalization	$1,278,308,750	$901,789,390

Net debt to total market capitalization	42.6%	53.7%

Ramco-Gershenson Properties Trust
Summary of Debt Expiration - Consolidated Properties
September 30, 2012

							Cumulative
		Scheduled			Total	Percentage	Percentage
		Amortization	Scheduled		Scheduled	of Debt	of Debt
Year		Payments	Maturities		Maturities	Maturing	Maturing
2012		1,131,927	-		1,131,927	0.2%	0.2%
2013		4,326,224	13,033,370		17,359,594	3.2%	3.4%
2014		3,755,603	29,676,361		33,431,964	6.1%	9.5%
2015		3,522,424	73,189,467		76,711,891	14.0%	23.5%
2016		1,648,423	45,000,000	(1)	46,648,423	8.5%	32.0%
2017		1,571,207	230,000,000	(2)	231,571,207	42.3%	74.3%
2018		1,315,941	82,046,854	(3)	83,362,795	15.2%	89.5%
2019		962,434	3,148,141		4,110,575	0.8%	90.3%
2020		225,378	24,717,029		24,942,407	4.6%	94.9%
2021		-	-		-	0.0%	94.9%
2022	+	-	28,125,000		28,125,000	5.1%	100.0%
Debt		$18,459,561	$528,936,222		$547,395,783
Unamortized premium		-	23,888		23,888

Total debt (including unamortized premium)		$18,459,561	$528,960,110		$547,419,671

(1)	Scheduled maturities in 2016 include $45.0 million which represents the balance of the Unsecured Revolving Credit
Facility drawn as of September 30, 2012 due at maturity in July 2016.
(2)	Scheduled maturities in 2017 include $120.0 million of Unsecured Term Loan due July 2017.
(3)	Scheduled maturities in 2018 include $60.0 million of Unsecured Term Loan due Sept 2018.

Ramco-Gershenson Properties Trust
Summary of Outstanding Debt - Consolidated Properties
September 30, 2012

			Balance	Stated			% of
			at	Interest	Loan	Maturity	Total
Property Name	Location	Lender or Servicer	09/30/12	Rate	Type	Date	Indebtedness

Mortgage Debt
East Town Plaza	Madison, WI	Citigroup Global Markets	10,309,388	5.4500%	Fixed	Jul-13	1.9%
Centre at Woodstock	Woodstock, GA	Wachovia	3,239,075	6.9100%	Fixed	Jul-13	0.6%
The Auburn Mile	Auburn Hills, MI	Citigroup Global Markets	6,861,470	5.3800%	Fixed	May-14	1.3%
Crossroads Centre	Rossford, OH	Citigroup Global Markets	23,899,900	5.3800%	Fixed	May-14	4.4%
Ramco Aquia Office LLC	Stafford, VA	JPMorgan Chase Bank, N.A.	14,294,738	5.7980%	Fixed	Jun-15	2.6%
Jackson West	Jackson, MI	Key Bank	16,747,341	5.2000%	Fixed	Nov-15	3.1%
West Oaks I	Novi, MI	Key Bank	26,612,481	5.2000%	Fixed	Nov-15	4.9%
New Towne Plaza	Canton Twp., MI	Deutsche Bank	19,316,033	5.0910%	Fixed	Dec-15	3.5%
Hoover Eleven	Warren, MI	Canada Life/GMAC	3,366,347	7.6250%	Fixed	Feb-16	0.6%
River City Marketplace	Jacksonville, FL	JPMorgan Chase Bank, N.A.	110,000,000	5.4355%	Fixed	Apr-17	20.1%
Jackson Crossing	Jackson, MI	Wells Fargo Bank, N.A.	24,232,648	5.7600%	Fixed	Apr-18	4.4%
Hoover Eleven	Warren, MI	Canada Life/GMAC	1,534,982	7.2000%	Fixed	May-18	0.3%
Crossroads Centre Home Depot	Rossford, OH	Farm Bureau	3,782,615	7.3800%	Fixed	Dec-19	0.7%
West Oaks II and Spring Meadows Place	Novi, MI / Holland, OH	JPMorgan Chase Bank, N.A.	30,073,765	6.4950%	Fixed	Apr-20	5.4%
Subtotal Mortgage Debt			$294,270,783	5.6010%			53.8%
Unamortized premium			23,888	0.0000%			0.0%
Total mortgage debt (including unamortized premium)			$294,294,671	5.6010%			53.8%

Corporate Debt
Unsecured Revolving Credit Facility		Key Bank, as agent	$45,000,000	1.8747%	Variable	Jul-16	8.2%
Unsecured Term Loan		Key Bank, as agent	45,000,000	1.8700%	Variable	Jul-17	8.2%
Unsecured Term Loan (1)		Key Bank, as agent	75,000,000	3.4675%	Fixed	Jul-17	13.7%
Unsecured Term Loan (2)		Key Bank, as agent	60,000,000	4.1982%	Fixed	Sep-18	11.0%
Junior Subordinated Note (3)		The Bank of New York Trust Co.	28,125,000	7.8700%	Fixed	Jan-38	5.1%
Subtotal Corporate Debt			$253,125,000	3.5627%			46.2%

Total debt			$547,419,671	4.6582%			100.0%

Capital Lease Obligation (4)	Gaines Twp., MI	Crown Development Corp	$6,103,983	5.8000%	Ground Lease	Oct-14	N/A

(1) Effectively converted to fixed rate through swap agreement that expires in April 2016 (loan matures in July 2017).
(2) Effectively converted to fixed rate through swap agreements that expire at loan maturity in September 2018.
(3) Fixed rate until January 2013, and then at LIBOR plus 3.30%.
(4) 99 year Ground Lease expires Sept 2103. Purchase option date is Oct 2014.

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations
For the Three and Nine Months Ended September 30, 2012 and 2011
(in thousands, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Increase			Increase
	2012	2011	(Decrease)	2012	2011	(Decrease)
REVENUE
Minimum rent	$23,181	$20,416	$2,765	$66,340	$59,640	$6,700
Percentage rent	170	105	65	378	214	164
Recovery income from tenants	7,826	7,201	625	23,270	21,419	1,851
Other property income	497	1,621	(1,124)	1,672	3,721	(2,049)
Management and other fee income	1,021	1,306	(285)	2,935	3,093	(158)
TOTAL REVENUE	32,695	30,649	2,046	94,595	88,087	6,508

EXPENSES
Real estate taxes	4,094	3,695	399	12,847	12,130	717
Recoverable operating expense	3,955	3,515	440	11,275	10,278	997
Other non-recoverable operating expense	682	946	(264)	1,956	2,268	(312)
Depreciation and amortization	10,614	8,433	2,181	28,990	25,505	3,485
General and administrative	4,990	5,345	(355)	14,746	15,265	(519)
TOTAL EXPENSES	24,335	21,934	2,401	69,814	65,446	4,368

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	8,360	8,715	(355)	24,781	22,641	2,140

OTHER INCOME AND EXPENSES
Other income (expense), net	54	192	(138)	171	(219)	390
Gain on sale of real estate	-	45	(45)	69	231	(162)
Earnings from unconsolidated joint ventures	1,008	3,702	(2,694)	2,084	5,336	(3,252)
Interest expense	(6,430)	(6,320)	(110)	(19,509)	(20,743)	1,234
Amortization of deferred financing fees	(354)	(387)	33	(1,108)	(1,482)	374
Provision for impairment on equity investments in unconsolidated joint ventures	(294)	-	(294)	(294)	-	(294)
Deferred gain recognized upon acquisition of real estate	845	-	845	845	-	845
Loss on extinguishment of debt	-	-	-	-	(1,968)	1,968
INCOME FROM CONTINUING OPERATIONS BEFORE TAX	3,189	5,947	(2,758)	7,039	3,796	3,243
Income tax benefit (provision)	19	(94)	113	18	(984)	1,002
INCOME FROM CONTINUING OPERATIONS	3,208	5,853	(2,645)	7,057	2,812	4,245

DISCONTINUED OPERATIONS
(Loss) gain on sale of real estate	-	(33)	33	336	8,386	(8,050)
Gain on extinguishment of debt	-	-	-	307	-	307
Provision for impairment	-	-	-	(2,536)	-	(2,536)
Income (loss) from discontinued operations	113	(18)	131	269	(120)	389
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	113	(51)	164	(1,624)	8,266	(9,890)

NET INCOME	3,321	5,802	(2,481)	5,433	11,078	(5,645)
Net (income) loss attributable to noncontrolling partner interest	(1)	(2)	1	465	5	460
Net income attributable to noncontrolling OP unit holder interest	(157)	(387)	230	(274)	(744)	470
NET INCOME ATTRIBUTABLE TO RPT	3,163	5,413	(2,250)	5,624	10,339	(4,715)
Preferred share dividends	(1,813)	(1,813)	-	(5,438)	(3,432)	(2,006)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,350	$3,600	$(2,250)	$186	$6,907	$(6,721)

INCOME (LOSS) PER COMMON SHARE, BASIC
Continuing operations	$0.03	$0.09	$(0.06)	$0.04	$(0.02)	$0.06
Discontinued operations	-	-	-	(0.04)	0.20	(0.24)
	$0.03	$0.09	$(0.06)	$-	$0.18	$(0.18)
INCOME (LOSS) PER COMMON SHARE, DILUTED
Continuing operations	$0.03	$0.09	$(0.06)	$0.04	$(0.02)	$0.06
Discontinued operations	-	-	-	(0.04)	0.20	(0.24)
	$0.03	$0.09	$(0.06)	$-	$0.18	$(0.18)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	46,911	38,596	8,315	42,834	38,351	4,483
Diluted	47,197	38,739	8,458	43,115	38,513	4,602

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations Detail
For the Three and Nine Months Ended September 30, 2012 and 2011
(in thousands)

	Three Months Ended September 30,					Nine Months Ended September 30,
					Increase					Increase
	2012		2011		(Decrease)	2012		2011		(Decrease)
Other property income
Lease termination income	$104		$1,325		$(1,221)	$732		$2,501		$(1,769)
Temporary tenant income	207		116		91	442		387		55
Tax increment financing revenue	75		50		25	249		329		(80)
Other	111		130		(19)	249		504		(255)
Other property income	$497		$1,621		$(1,124)	$1,672		$3,721		$(2,049)

Management and other fee income
Management fees	$636		$677		$(41)	$2,006		$2,065		$(59)
Leasing fees	253		458		(205)	683		758		(75)
Acquisition / Disposition fees	-		66		(66)	-		66		(66)
Construction fees	132		105		27	246		204		42
Management and other fee income	$1,021		$1,306		$(285)	$2,935		$3,093		$(158)

Other income (expense), net
Real estate taxes and insurance expense on land held for development or sale	$(280)		$(345)		$65	$(789)		$(900)		$111
Interest income	(14)		49		(63)	187		193		(6)
Other	348	(1)	488	(2)	(140)	773	(1)	488	(2)	285
Other income (expense), net	$54		$192		$(138)	$171		$(219)		$390

(1)	Three and nine months ended September 30, 2012 includes insurance proceeds in the amount of $0.2 million and $0.7 million, respectively, related to a tenant fire.
(2)	Includes easement income in the three and nine months ended September 30, 2011.

Ramco-Gershenson Properties Trust
Funds from Operations and Additional Disclosures
For the Three and Nine Months Ended September 30, 2012 and 2011
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011

Net income (loss) available to common shareholders	$1,350	$3,600	$186	$6,907
Adjustments:
Rental property depreciation and amortization expense	10,479	8,657	28,881	27,011
Pro-rata share of real estate depreciation from unconsolidated joint ventures	1,614	1,658	4,984	4,944
Add preferred share dividends (assumes if converted) (1)	1,813	1,813	-	-
Loss (gain) on sale of depreciable real estate	-	33	(336)	(6,177)
Loss (gain) on sale of joint venture depreciable real estate (2)	57	(2,718)	75	(2,718)
Provision for impairment on income-producing properties (3)	-	-	1,976	-
Provision for impairment on equity investments in unconsolidated joint ventures	294	-	294	-
Provision for impairment on joint venture income-producing properties (2)	-	-	50	-
Deferred gain recognized upon acquisition of real estate	(845)	-	(845)	-
Noncontrolling interest in Operating Partnership	157	387	274	744
FUNDS FROM OPERATIONS	$14,919	$13,430	$35,539	$30,711

Weighted average common shares	46,911	38,596	42,834	38,351
Shares issuable upon conversion of Operating Partnership Units	2,437	2,784	2,556	2,837
Shares issuable upon conversion of preferred shares (1)	6,940	6,940	-	-
Dilutive effect of securities	286	143	281	162
WEIGHTED AVERAGE EQUIVALENT SHARES OUTSTANDING, DILUTED	56,574	48,463	45,671	41,350

FUNDS FROM OPERATIONS, PER DILUTED SHARE	$0.26	$0.28	$0.78	$0.74

Dividend per common share	$0.16325	$0.16325	$0.48975	$0.48975
Payout ratio - FFO	62.8%	58.3%	62.8%	66.2%

Additional Supplemental Disclosures:
Consolidated (includes discontinued operations):
Straight-line rental income	$(614)	$102	$(624)	$414
Above/below market rent amortization	159	24	205	(9)
Fair market value of interest adjustment - acquired property	7	9	23	27
Long-term incentive cash and share-based compensation expense	679	501	1,841	1,384

Pro-rata share from Unconsolidated Joint Ventures (includes discontinued operations):
Straight-line rental income	97	83	180	106
Above/below market rent amortization	5	100	16	150
Fair market value of interest adjustment - acquired property	35	45	127	172

(1)	Series D convertible preferred shares were dilutive for the three months ended September 30, 2012 and 2011 and antidilutive for the nine months ended September 30, 2012 and 2011.
(2)	Amount included in earnings from unconsolidated joint ventures.
(3)
Amount represents our proportionate ownership share of the total for one property that was previously held in a consolidated partnership.  In June 2012, the partnership completed a deed-in-lieu transfer to the lender in exchange for full release under its mortgage loan obligation in the amount of $8.5m.

Ramco-Gershenson Properties Trust
Earnings Before Interest, Taxes, Depreciation and Amortization
For the Three and Nine Months Ended September 30, 2012 and 2011
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
EBITDA Calculation

Net income	$3,321	$5,802	$5,433	$11,078
Add back:
Loss (gain) on sale of depreciable real estate	-	33	(336)	(6,177)
(Gain) loss on extinguishment of debt	-	-	(307)	1,968
Provision for impairment on income producing properties	-	-	2,536	-
Depreciation and amortization	10,614	8,817	29,332	27,592
Loss (gain) on sale of joint venture depreciable real estate	57	(2,718)	75	(2,718)
Interest expense	6,430	6,740	19,753	21,987
Amortization of deferred financing fees	354	389	1,113	1,498
Provision for impairment on equity investments in unconsolidated joint ventures	294	-	294	-
Deferred gain recognized upon acquisition of real estate	(845)	-	(845)	-
Income tax provision (benefit)	(19)	94	(18)	984
Consolidated EBITDA	$20,206	$19,157	$57,030	$56,212

Scheduled mortgage principal payments	$1,087	$1,322	$3,457	$4,049

Debt and Coverage Ratios
Consolidated net debt to EBITDA - annualized	6.7	6.3
Interest coverage ratio (EBITDA / interest expense)	3.1	2.8
Fixed charge coverage ratio (EBITDA / interest expense + preferred dividends + scheduled principal amortization)	2.2	1.9

Operating Ratios
GAAP NOI	$23,055	$21,976
Operating margin (GAAP NOI / total rental revenue)	72.5%	71.6%

General & Administrative Expense as a Percentage of Total Rental Revenues Under Management (1)
Revenue from REIT owned properties	$31,789	$30,711
Revenue from joint venture properties	20,848	21,966
Revenue from non-REIT properties under management contract	793	880
Total rental revenues under management	$53,430	$53,557

General and administrative expense	$4,990	$5,346
General and administrative expense / total rental revenues under management	9.3%	10.0%

(1)
General & administrative expense shown as a percentage of rental revenues under management which includes minimum rent, recovery income from tenants and other property income from wholly owned properties, joint venture and managed properties that are not owned.

Ramco-Gershenson Properties Trust
Consolidated Same Properties Analysis
For the Three and Nine Months Ended September 30, 2012 and 2011
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Change	2012	2011	% Change

Number of Properties	43	43	0.0%	42	42	0.0%

Occupancy	93.9%	92.8%	1.1%	94.1%	92.9%	1.2%

REVENUE (1)
Minimum rent	$19,489	$18,930	3.0%	$55,054	$53,939	2.1%
Percentage rent	170	100	70.0%	377	209	80.4%
Recovery income from tenants	6,799	6,925	-1.8%	20,095	20,230	-0.7%
Other property income	281	182	54.4%	360	381	-5.5%
	$26,739	$26,137	2.3%	$75,886	$74,759	1.5%

EXPENSES
Real estate taxes	$3,476	$3,490	-0.4%	$10,793	$11,101	-2.8%
Recoverable operating expense	3,280	3,178	3.2%	9,425	9,190	2.6%
Other non-recoverable operating expense	556	683	-18.6%	1,409	1,816	-22.4%
	$7,312	$7,351	-0.5%	$21,627	$22,107	-2.2%

NET OPERATING INCOME	$19,427	$18,786	3.4%	$54,259	$52,652	3.1%

Operating Expense Recovery Ratio	100.6%	103.9%	-3.2%	99.4%	99.7%	-0.3%

(1)	Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments and centers held for redevelopment or available for sale.

Ramco-Gershenson Properties Trust
Summary of Expiring GLA - Consolidated and Unconsolidated Properties
September 30, 2012

	Anchor Tenants [1]					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	GLA	% of GLA	% of ABR (2)	ABR psf	Number of Leases	GLA	% of GLA	% of ABR	ABR psf	Number of Leases	GLA	% of GLA	% of ABR	ABR psf

(3)	1	24,000	0.3%	0.3%	$8.50	17	55,996	1.0%	0.8%	$11.47	18	79,996	0.5%	0.5%	$10.58
2012	2	42,419	0.5%	0.2%	4.53	51	173,251	3.1%	3.0%	14.23	53	215,670	1.4%	1.6%	12.32
2013	10	390,986	4.2%	3.3%	6.78	241	691,769	12.2%	13.9%	16.31	251	1,082,755	7.2%	8.6%	12.87
2014	16	803,127	8.6%	6.3%	6.29	249	792,716	14.0%	15.5%	15.79	265	1,595,843	10.6%	10.9%	11.01
2015	30	1,122,754	12.0%	12.1%	8.64	248	767,160	13.5%	15.5%	16.36	278	1,889,914	12.6%	13.8%	11.77
2016	33	1,287,095	13.8%	14.3%	8.92	190	767,967	13.5%	16.1%	16.98	223	2,055,062	13.7%	15.2%	11.93
2017	31	1,114,420	11.9%	14.6%	10.56	140	544,484	9.6%	11.6%	17.21	171	1,658,904	11.0%	13.1%	12.74
2018	17	578,462	6.2%	7.3%	10.08	59	254,033	4.5%	5.5%	17.46	76	832,495	5.5%	6.4%	12.33
2019	13	630,358	6.7%	7.2%	9.12	25	120,315	2.1%	2.5%	17.15	38	750,673	5.0%	4.8%	10.41
2020	9	458,287	4.9%	4.2%	7.29	32	166,193	2.9%	3.6%	17.33	41	624,480	4.2%	3.9%	9.96
2021	19	681,160	7.3%	8.1%	9.53	25	131,175	2.3%	2.6%	16.03	44	812,335	5.4%	5.3%	10.58
2022+	32	1,851,522	19.6%	22.1%	9.67	68	425,853	7.4%	9.4%	17.96	100	2,277,375	15.2%	15.9%	11.22
Sub-Total	213	8,984,590	96.0%	100.0%	$8.95	1,345	4,890,912	86.1%	100.0%	$16.56	1,558	13,875,502	92.3%	100.0%	$11.63

Leased [4]	2	44,843	0.5%	N/A	N/A	13	56,978	1.0%	N/A	N/A	15	101,821	0.7%	N/A	N/A

Vacant	6	327,842	3.5%	N/A	N/A	273	730,206	12.9%	N/A	N/A	279	1,058,048	7.0%	N/A	N/A

Total	221	9,357,275	100.0%	100.0%	N/A	1,631	5,678,096	100.0%	100.0%	N/A	1,852	15,035,371	100.0%	100.0%	N/A

(1)	Anchor is defined as a tenant leasing 19,000 square feet or more.
(2)	Annualized Base Rent in based upon rents currently in place.
(3)	Tenants currently under month to month lease or in the process of renewal.
(4)	Lease has been executed, but space has not yet been delivered.

Ramco-Gershenson Properties Trust
Top Twenty-Five Retail Tenants (ranked by annualized base rent) (1)
Consolidated and Unconsolidated Properties
September 30, 2012

Tenant Name	Credit Rating S&P/Moody's (2)	Number of Leases	GLA	% of Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent PSF	% of Annualized Base Rental Revenue

TJX Companies (3)	A/A3	23	727,879	4.8%	$6,984,914	$9.60	4.3%
Bed Bath & Beyond (4)	BBB+/NR	11	324,220	2.1%	3,678,504	11.35	2.3%
Home Depot	A-/A3	3	384,690	2.6%	3,110,250	8.09	1.9%
Jo-Ann Stores	B/B2	7	249,237	1.7%	2,921,434	11.72	1.8%
Dollar Tree	NR/NR	30	316,392	2.1%	2,912,935	9.21	1.8%
Publix Super Market	NR/NR	8	372,141	2.5%	2,790,512	7.50	1.7%
Best Buy	BB+/Baa2	6	206,677	1.4%	2,721,008	13.17	1.7%
Michaels Stores	B/B2	11	240,993	1.6%	2,603,874	10.80	1.6%
PetSmart	BB+/NR	8	174,661	1.2%	2,511,142	14.38	1.5%
Staples	BBB/Baa2	10	201,954	1.3%	2,438,020	12.07	1.5%
OfficeMax	B-/B1	10	224,165	1.5%	2,429,388	10.84	1.5%
Burlington Coat Factory	NR/NR	5	360,867	2.4%	2,390,179	6.62	1.5%
Whole Foods (5)	BBB-/NR	4	128,063	0.8%	2,285,908	17.85	1.4%
Kohl's	BBB+/Baa1	6	363,081	2.4%	2,223,027	6.12	1.4%
SUPERVALU (6)	B/B3	6	255,841	1.7%	2,200,959	8.60	1.4%
Ascena Retail (7)	BB-/Ba2	23	145,934	1.0%	2,072,454	14.20	1.3%
Gander Mountain	NR/NR	2	159,791	1.1%	1,899,745	11.89	1.2%
LA Fitness Sports Club	NR/NR	3	94,343	0.6%	1,856,556	19.68	1.2%
Ross Stores	BBB+/NR	7	193,443	1.3%	1,833,166	9.48	1.1%
Lowe's Home Centers	A-/A3	2	270,394	1.8%	1,822,956	6.74	1.1%
DSW Designer Shoe Warehouse	NR/NR	6	118,642	0.8%	1,792,878	15.11	1.1%
Meijer	NR/NR	2	397,428	2.6%	1,731,560	4.36	1.1%
Hobby Lobby	NR/NR	5	276,173	1.8%	1,640,038	5.94	1.0%
Office Depot	B-/B2	5	131,792	0.9%	1,590,652	12.07	1.0%
Kmart/Sears	CCC+/B3	4	388,105	2.6%	1,586,159	4.09	1.0%

Sub-Total top 25 tenants		207	6,706,906	44.6%	$62,028,218	$9.25	38.4%

Remaining tenants		1,351	7,168,596	47.7%	99,354,580	13.86	61.6%

Sub-Total all tenants		1,558	13,875,502	92.3%	$161,382,798	$11.63	100.0%

Vacant		294	1,159,869	7.7%	N/A	N/A	N/A

Total including vacant		1,852	15,035,371	100.0%	$161,382,798	N/A	100.0%

(1)	Excludes one office tenant at Aquia office property. TASC (Formerly Northrup Grumann), base rent of $1.6 million.
(2)	Source: Latest Company filings per CreditRiskMonitor.
(3)	Marshalls (15), T J Maxx (8).
(4)	Bed Bath & Beyond (7), Buy Buy Baby (2), Cost Plus (2).
(5)	Includes delivery of new 35K square foot Whole Foods at The Shops on Lane Avenue, which shall replace current 9,500 square footage temporary space.
(6)	Jewel-Osco (3), Save-A-Lot (1), Shoppers Food (1), Sunflower Market (1).
(7)	Fashion Bug (6), Catherine's (4), Maurices (4), Justice (4), Dress Barn (3), Lane Bryant (2).

Ramco Gershenson Properties Trust
Leasing Activity - Consolidated and Unconsolidated Portfolios
September 30, 2012

Total Comparable Leases (1)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF (3)
3nd Quarter 2012	37	145,039	$16.81	$15.94	5.4%	5.6	$2.38
2nd Quarter 2012	54	307,205	$13.24	$12.64	4.7%	4.2	$0.32
1st Quarter 2012	78	483,299	$10.83	$10.47	3.4%	5.1	$1.20
4th Quarter 2011	73	392,702	$14.28	$14.09	1.3%	5.5	$3.79
Total	242	1,328,245	$13.06	$12.64	3.3%	5.1	$1.89

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3nd Quarter 2012	31	131,110	$16.30	$15.61	4.4%	5.3	$0.06
2nd Quarter 2012	49	297,579	$12.44	$12.16	2.3%	4.0	$0.04
1st Quarter 2012	69	457,219	$10.41	$10.13	2.8%	4.9	$0.26
4th Quarter 2011	61	337,660	$14.28	$14.21	0.5%	5.0	$0.06
Total	210	1,223,568	$12.60	$12.34	2.1%	4.7	$0.13

New Leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3nd Quarter 2012	6	13,929	$21.63	$19.03	13.6%	8.5	$24.17
2nd Quarter 2012	5	9,626	$37.89	$27.32	38.7%	10.9	$9.00
1st Quarter 2012	9	26,080	$18.26	$16.38	11.5%	9.9	$17.74
4th Quarter 2011	12	55,042	$14.26	$13.36	6.7%	8.4	$26.71
Total	32	104,677	$18.41	$16.15	14.0%	9.0	$22.51

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3nd Quarter 2012	67	311,711	$15.20	N/A	N/A	6.9	$18.86
2nd Quarter 2012	80	505,163	$12.22	N/A	N/A	5.6	$9.30
1st Quarter 2012	102	549,340	$11.76	N/A	N/A	5.3	$5.49
4th Quarter 2011	104	495,697	$14.17	N/A	N/A	5.6	$8.23
Total	353	1,861,911	$13.10	N/A	N/A	5.7	$9.49

(1)	Comparable leases represent those leases signed on spaces for which there was a former tenant within the last twelve months.
(2)	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
(3)	Tenant improvement costs include lease-specific costs (improvements and allowances) as well as certain landlord costs necessary to bring the space to leasable condition.

Ramco-Gershenson Properties Trust
Portfolio Summary Report
September 30, 2012

					Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Consolidated Core Portfolio

Colorado
Harvest Junction North	Longmont	100%	2006/2012/NA	14	159,385	100,385	59,000	96.6%	96.6%	$15.58	Best Buy, Dick's Sporting Goods, Staples
Harvest Junction South	Longmont	100%	2006/2012/NA	23	176,960	111,423	65,537	95.9%	95.9%	14.52	Bed Bath & Beyond, Marshalls, Michaels, Ross Dress for Less, (Lowe's)
Total / Average				37	336,345	211,808	124,537	96.2%	96.2%	$15.02

Florida
Coral Creek Shops	Coconut Creek	100%	1992/2002/NA	33	109,312	42,112	67,200	98.1%	98.1%	$16.64	Publix
Naples Towne Centre	Naples	100%	1982/1996/2003	11	134,707	102,027	32,680	88.8%	88.8%	5.85	Beall's, Save-A-Lot, (Goodwill)
River City Marketplace	Jacksonville	100%	2005/2005/NA	70	551,428	323,907	227,521	98.8%	98.8%	16.34	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PetSmart, Ross Dress for Less, Wallace Theaters, (Lowe's), (Wal-Mart Supercenter)
River Crossing Centre	New Port Richey	100%	1998/2003/NA	16	62,038	37,888	24,150	97.7%	97.7%	12.28	Publix
Rivertowne Square	Deerfield Beach	100%	1980/1998/2010	14	146,843	107,583	39,260	90.4%	90.4%	8.00	Beall's Outlet, Winn-Dixie
Shoppes of Lakeland	Lakeland	100%	1985/1996/NA	22	183,842	115,541	68,301	97.3%	97.3%	12.14	Ashley Furniture, Michaels, Staples, (Target)
The Crossroads	Royal Palm Beach	100%	1988/2002/NA	33	120,092	42,112	77,980	95.2%	95.2%	14.74	Publix
Village Lakes Shopping Center	Land O' Lakes	100%	1987/1997/NA	28	186,313	93,456	92,857	61.4%	48.1%	9.54	Beall's Outlet
Total / Average				227	1,494,575	864,626	629,949	91.9%	90.2%	$13.28

Georgia
Centre at Woodstock	Woodstock	100%	1997/2004/NA	14	86,748	51,420	35,328	87.2%	87.2%	$11.36	Publix
Conyers Crossing	Conyers	100%	1978/1998/NA	15	170,475	138,915	31,560	100.0%	100.0%	5.20	Burlington Coat Factory, Hobby Lobby
Holcomb Center	Roswell	100%	1986/1996/2010	22	106,003	39,668	66,335	80.8%	80.8%	11.53	Studio Movie Grill
Horizon Village	Suwanee	100%	1996/2002/NA	22	97,001	47,955	49,046	73.9%	73.9%	11.31	Movie Tavern
Mays Crossing	Stockbridge	100%	1984/1997/2007	21	137,284	100,244	37,040	93.9%	93.9%	6.99	Big Lots, Dollar Tree, Value Village-Sublease of ARCA Inc.
Total / Average				94	597,511	378,202	219,309	89.1%	89.1%	$8.35

Illinois
Liberty Square	Wauconda	100%	1987/2010/2008	26	107,369	54,522	52,847	85.8%	85.8%	$12.96	Jewel-Osco
Total/Average				26	107,369	54,522	52,847	85.8%	85.8%	$12.96

Indiana
Merchants' Square	Carmel	100%	1970/2010/NA	44	278,875	69,504	209,371	84.8%	84.8%	$10.39	Cost Plus, Hobby Lobby (2), (Marsh Supermarket)
Total/Average				44	278,875	69,504	209,371	84.8%	84.8%	$10.39

Michigan
Beacon Square	Grand Haven	100%	2004/2004/NA	15	51,387	-	51,387	95.3%	95.3%	$17.14	(Home Depot)
Clinton Pointe	Clinton Township	100%	1992/2003/NA	14	135,330	65,735	69,595	96.8%	96.8%	9.71	OfficeMax, Sports Authority, (Target)
Clinton Valley	Sterling Heights	100%	1977/1996/2009	19	201,115	106,027	95,088	93.6%	93.6%	11.53	DSW Shoe Warehouse, Hobby Lobby, Office Depot
Edgewood Towne Center	Lansing	100%	1990/1996/2001	17	85,757	23,524	62,233	93.1%	93.1%	9.62	OfficeMax, (Sam's Club), (Target)
Fairlane Meadows	Dearborn	100%	1987/2003/2007	31	157,246	56,586	100,660	98.3%	98.3%	14.20	Best Buy, Citi Trends, (Burlington Coat Factory), (Target)
Fraser Shopping Center	Fraser	100%	1977/1996/NA	8	68,326	32,384	35,942	100.0%	100.0%	6.97	Oakridge Market
Gaines Marketplace	Gaines Township	100%	2004/2004/NA	15	392,169	351,981	40,188	100.0%	100.0%	4.69	Meijer, Staples, Target
Hoover Eleven	Warren	100%	1989/2003/NA	48	282,110	147,667	134,443	91.3%	91.3%	11.68	Dunham's, Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson	100%	1967/1996/2002	61	398,526	222,192	176,334	94.8%	94.8%	9.93	Bed Bath & Beyond, Best Buy, Jackson 10 Theater, Kohl's, T.J. Maxx, Toys "R" Us, (Sears), (Target)
Jackson West	Jackson	100%	1996/1996/1999	6	210,374	175,001	35,373	97.5%	97.5%	7.41	Lowe's, Michaels, OfficeMax
Lake Orion Plaza	Lake Orion	100%	1977/1996/NA	9	141,073	126,195	14,878	100.0%	100.0%	4.07	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores	100%	1996/2003/NA	20	342,854	244,089	98,765	98.0%	94.7%	8.48	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T.J. Maxx, Toys "R" Us, (Target)
Livonia Plaza	Livonia	100%	1988/2003/NA	20	136,616	93,574	43,042	90.7%	90.7%	10.36	Kroger, T.J. Maxx
New Towne Plaza	Canton Township	100%	1975/1996/2005	15	192,587	145,389	47,198	100.0%	100.0%	10.47	DSW Shoe Warehouse, Jo-Ann, Kohl's
Oak Brook Square	Flint	100%	1982/1996/2008	20	152,373	79,744	72,629	96.3%	96.3%	8.99	Hobby Lobby, T.J. Maxx
Roseville Towne Center	Roseville	100%	1963/1996/2004	9	246,968	206,747	40,221	100.0%	91.5%	6.80	Marshalls, Wal-Mart
Southfield Plaza	Southfield	100%	1969/1996/2003	25	185,409	128,339	57,070	97.7%	97.7%	8.30	Big Lots, Burlington Coat Factory, Marshalls
Tel-Twelve	Southfield	100%	1968/1996/2005	21	523,411	479,869	43,542	99.5%	99.5%	10.69	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PetSmart

Ramco-Gershenson Properties Trust
Portfolio Summary Report
September 30, 2012

					Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

The Auburn Mile	Auburn Hills	100%	2000/1999/NA	7	90,553	64,315	26,238	100.0%	100.0%	10.89	Jo-Ann, Staples, (Best Buy), (Costco), (Meijer), (Target)
West Oaks I	Novi	100%	1979/1996/2004	8	243,987	213,717	30,270	100.0%	100.0%	9.70	Best Buy, DSW Shoe Warehouse, Gander Mountain, Old Navy, Home Goods & Michaels-Sublease of JLPK-Novi LLC
West Oaks II	Novi	100%	1986/1996/2000	30	167,954	90,753	77,201	96.2%	96.2%	16.89	Jo-Ann, Marshalls, (Bed Bath & Beyond), (Big Lots), (Kohl's), (Toys "R" Us), (Value City Furniture)
Total / Average				418	4,406,125	3,053,828	1,352,297	97.3%	96.6%	$9.51

Missouri
Central Plaza	Ballwin	100%	1970/2012/2012	16	166,431	103,592	62,839	100.0%	100.0%	10.71	Buy Buy Baby, Jo-Ann, OfficeMax, Ross Dress for Less (3)
Heritage Place	Creve Coeur (St Louis)	100%	1989/2011/2005	38	269,185	157,946	111,239	90.5%	88.7%	$13.26	Dierbergs Markets, Marshalls, Office Depot, T.J. Maxx
Town & Country Crossing	Town & Country	100%	2008/2011/2011	36	141,996	55,012	86,984	82.6%	82.6%	24.12	Whole Foods, (Target)
Total / Average				90	577,612	316,550	261,062	91.3%	90.4%	$14.88

Ohio
Crossroads Centre	Rossford	100%	2001/2001/NA	20	344,045	244,991	99,054	96.2%	96.2%	$8.49	Giant Eagle, Home Depot, Michaels, T.J. Maxx, (Target)
Rossford Pointe	Rossford	100%	2006/2005/NA	6	47,477	41,077	6,400	100.0%	100.0%	12.09	MC Sporting Goods, PetSmart
Spring Meadows Place	Holland	100%	1987/1996/2005	27	211,808	110,691	101,117	94.6%	94.6%	11.68	Ashley Furniture, OfficeMax, PetSmart, T.J. Maxx, (Best Buy), (Big Lots), (Dick's Sporting Goods), (Guitar Center), (Kroger), (Sam's Club), (Target)
Troy Towne Center	Troy	100%	1990/1996/2003	18	144,485	86,584	57,901	97.3%	97.3%	6.40	Kohl's, (Wal-Mart Supercenter)
Total / Average				71	747,815	483,343	264,472	96.2%	96.2%	$9.21

Tennessee
Northwest Crossing	Knoxville	100%	1989/1999/2006	12	124,453	89,846	34,607	100.0%	100.0%	$9.73	HH Gregg, OfficeMax, Ross Dress for Less, (Wal-Mart Supercenter)
Total / Average				12	124,453	89,846	34,607	100.0%	100.0%	$9.73

Virginia
The Town Center at Aquia	Stafford	100%	1989/1998/NA	3	40,518	24,000	16,518	100.0%	100.0%	10.64	Regal Cinemas
The Town Center at Aquia Office (4)	Stafford	100%	1989/1998/2009	13	98,147	62,184	35,963	91.8%	91.8%	$26.64	TASC
Total / Average				16	138,665	86,184	52,481	94.2%	94.2%	$21.68

Wisconsin
East Town Plaza	Madison	100%	1992/2000/2000	19	208,472	117,000	91,472	89.8%	89.8%	$9.43	Burlington Coat Factory, Jo-Ann, Marshalls, (Menards), (Shopko), (Toys "R" Us)
Nagawaukee Center	Delafield	100%	1994/2012/NA	13	113,617	80,684	32,933	100.0%	100.0%	10.01	Kohl's, (Sentry Foods)
The Shoppes at Fox River	Waukesha	100%	2009/2010/2011	20	135,334	61,045	74,289	100.0%	100.0%	16.51	Pick N' Save, (Target)
West Allis Towne Centre	West Allis	100%	1987/1996/2011	29	326,271	179,818	146,453	96.8%	91.3%	8.29	Burlington Coat Factory, Kmart, Office Depot
Total / Average				81	783,694	438,547	345,147	95.9%	93.7%	$10.36

Consolidated Core Portfolio Subtotal / Average				1,116	9,593,039	6,046,960	3,546,079	94.9%	94.0%	$10.80

Joint Venture Core Portfolio at 100%

Florida
Cocoa Commons	Cocoa	30%	2001/2007/2008	23	90,116	51,420	38,696	79.9%	79.9%	$11.81	Publix
Cypress Point	Clearwater	30%	1983/2007/NA	23	167,280	103,085	64,195	93.3%	93.3%	11.59	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee	7%	2005/2005/NA	17	115,586	67,000	48,586	92.7%	92.7%	11.63	Jo-Ann, Marshalls, (Super Target)
Marketplace of Delray	Delray Beach	30%	1981/2005/2010	49	238,901	107,190	131,711	90.7%	89.6%	11.92	Office Depot, Ross Dress for Less, Winn-Dixie
Martin Square	Stuart	30%	1981/2005/NA	15	331,105	291,432	39,673	91.5%	91.5%	6.31	Home Depot, Sears (2), Staples
Mission Bay Plaza	Boca Raton	30%	1989/2004/NA	57	263,721	148,245	115,476	94.7%	93.2%	21.48	The Fresh Market, Golfsmith, LA Fitness Sports Club, OfficeMax, Toys "R" Us
The Plaza at Delray	Delray Beach	20%	1979/2004/NA	48	326,824	189,295	137,529	94.1%	93.4%	16.06	Marshalls, Michaels, Publix, Regal Cinemas, Ross Dress for Less, Staples
Treasure Coast Commons	Jensen Beach	30%	1996/2004/NA	3	92,979	92,979	-	100.0%	100.0%	12.26	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach	30%	1986/2005/NA	40	155,770	42,112	113,658	95.2%	95.2%	13.03	Publix
Village Plaza	Lakeland	30%	1989/2004/NA	25	146,755	64,504	82,251	67.0%	67.0%	13.15	Big Lots
Vista Plaza	Jensen Beach	30%	1998/2004/NA	11	109,761	78,658	31,103	99.0%	99.0%	13.31	Bed Bath & Beyond, Michaels, Total Wine & More
West Broward Shopping Center	Plantation	30%	1965/2005/NA	18	152,973	81,638	71,335	97.6%	97.6%	10.67	Badcock, DD's Discounts, Save-A-Lot, US Postal Service
Total / Average				329	2,191,771	1,317,558	874,213	91.7%	91.3%	$12.97

Ramco-Gershenson Properties Trust
Portfolio Summary Report
September 30, 2012

Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Georgia
Collins Pointe Plaza	Cartersville	20%	1987/2006/2010	1	13,225	-	13,225	100.0%	100.0%	$12.36
Paulding Pavilion	Hiram	20%	1995/2006/2008	11	84,846	60,509	24,337	100.0%	92.2%	14.07	Sports Authority, Staples
Total / Average				12	98,071	60,509	37,562	100.0%	93.3%	$13.82

Illinois
Market Plaza	Glen Ellyn	20%	1965/2007/2009	35	163,054	66,079	96,975	85.9%	85.9%	$14.87	Jewel Osco, Staples
Rolling Meadows Shopping Center	Rolling Meadows	20%	1956/2008/1995	20	134,088	83,230	50,858	85.0%	85.0%	11.27	Jewel Osco, Northwest Community Hospital
Total / Average				55	297,142	149,309	147,833	85.5%	85.5%	$13.26

Indiana
Nora Plaza	Indianapolis	7%	1958/2007/2002	25	139,905	57,713	82,192	97.2%	97.2%	$12.71	Marshalls, Whole Foods, (Target)
Total / Average				25	139,905	57,713	82,192	97.2%	97.2%	$12.71

Maryland
Crofton Centre	Crofton	20%	1974/1996/NA	20	252,230	170,804	81,426	98.4%	98.4%	$8.08	Gold's Gym, Kmart, Shoppers Food Warehouse
Total / Average				20	252,230	170,804	81,426	98.4%	98.4%	$8.08

Michigan
Hunter's Square	Farmington Hills	30%	1988/2005/NA	37	354,323	197,149	157,174	97.5%	97.5%	$16.03	Bed Bath & Beyond, BuyBuyBaby, Loehmann's, Marshalls, T.J. Maxx
Millennium Park	Livonia	30%	2000/2005/NA	16	272,568	206,850	65,718	99.2%	97.4%	14.13	Home Depot, Marshalls, Michaels, PetSmart, (Costco), (Meijer)
The Shops at Old Orchard	West Bloomfield	30%	1972/2007/2011	20	96,994	36,044	60,950	92.9%	92.9%	18.05	Plum Market
Troy Marketplace	Troy	30%	2000/2005/2010	13	222,193	193,360	28,833	100.0%	100.0%	15.49	Airtime Trampoline (3), Famous Furniture, Golfsmith, LA Fitness, Nordstrom Rack, PetSmart, (REI)
Winchester Center	Rochester Hills	30%	1980/2005/NA	16	314,575	224,522	90,053	90.3%	90.3%	11.35	Bed Bath & Beyond, Dick's Sporting Goods, Marshalls, Michaels, PetSmart, (Kmart)
Total / Average				102	1,260,653	857,925	402,728	96.1%	95.8%	$14.56

New Jersey
Chester Springs Shopping Center	Chester	20%	1970/1996/1999	41	223,201	108,769	114,432	92.1%	92.1%	$14.13	Marshalls, Shop-Rite Supermarket, Staples
Total / Average				41	223,201	108,769	114,432	92.1%	92.1%	$14.13

Ohio
Olentangy Plaza	Columbus	20%	1981/2007/1997	41	253,474	139,130	114,344	95.3%	95.3%	$10.42	Eurolife Furniture, Marshalls, Micro Center, Columbus Asia Market-Sublease of SuperValu, Tuesday Morning
Total / Average				41	253,474	139,130	114,344	95.3%	95.3%	$10.42

JV Core Subtotal / Average at 100%				625	4,716,447	2,861,717	1,854,730	93.4%	93.0%	$13.07

CORE PORTFOLIO TOTAL / AVERAGE				1,741	14,309,486	8,908,677	5,400,809	94.4%	93.7%	$11.54

Ramco-Gershenson Properties Trust
Portfolio Summary Report
September 30, 2012

Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Consolidated & Joint Venture Portfolio Future Redevelopments / Available for Sale (5):
Gratiot Crossing	Chesterfield, MI	30%	1980/2005/NA	15	165,544	122,406	43,138	38.2%	38.2%	$12.39	Jo-Ann
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	33	280,225	199,555	80,670	51.0%	51.0%	9.83	Farmers Home Furniture, Publix
				48	445,769	321,961	123,808	46.2%	46.2%	$10.62

Joint Venture Portfolio Under Redevelopment:
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	27	109,718	65,625	44,093	89.8%	88.1%	$10.40	Kroger, LA Fitness (6)
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	36	170,398	61,012	109,386	98.2%	98.2%	20.70	Bed Bath & Beyond, Whole Foods (3)
				63	280,116	126,637	153,479	94.9%	94.3%	$16.93

COMBINED PORTFOLIO TOTAL / AVERAGE (CORE AND UNDER REDEV)				1,852	15,035,371	9,357,275	5,678,096	93.0%	92.3%	$11.63

Footnotes

(1) Anchor tenants are any tenant over 19,000 square feet. Tenants in parenthesis represent non-company owned GLA.
(2) Tenant closed - lease obligated.
(3) Space delivered to tenant.
(4) Represents the Office Building at The Town Center at Aquia.
(5) Represents 1.4% of combined portfolio annual base rent.
(6) Current construction of new 45,000 square foot LA Fitness replaces 41,000 square feet of former vacant non-anchor space.

Ramco-Gershenson Properties Trust
Redevelopment and Development Projects
September 30, 2012
(in thousands)

Redevelopment Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Pro Rata Stabilized NOI	Total Projected Cost (3)	Pro Rata Projected Cost	Pro Rata Cost to Date	Pro Rata Cost to Complete

The Shops on Lane Avenue	20%	Construct new 35K sf Whole Foods	1Q 2013	8.2%	$533	$107	$6,530	$1,306	$994	$312
Peachtree Hill	20%	Construct new 45K sf LA Fitness replacing 41K sf vacant space	4Q 2012	13.9%	780	156	5,605	1,121	835	286
Total Redevelopment					$1,313	$263	$12,135	$2,427	$1,829	$598

Development Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Percent Leased	Total Projected Cost (4)	Cost to Date (5)	Cost to Complete

Parkway Shops Phase I - Jacksonville, FL	100%	Ground-up development of 89,123 sf retail center anchored by Dick's Sporting Goods & Marshalls	2Q 2013	7.8%	$1,540	98.2%	$19,600	$9,322	$10,278

Land Available for Future Development and Sale			Cost to Date 09/30/12

Land held for future development (5)(6)			$62,869
Land available for sale			21,555
Total Land Held for Development or Sale			$84,424

(1) Percentage based on actual numbers before rounding.
(2) Represents incremental change in net operating income.
(3) Represents incremental costs.
(4) Represents costs to date and incremental costs to complete.
(5) During 3Q2012 certain infrastructure costs related to future phases at Parkway Shops were reallocated to land held for future development.
(6) Primarily in Hartland, MI, Lakeland, FL and Jacksonville, FL.

Ramco-Gershenson Properties Trust
Acquisitions / Dispositions
September 30, 2012
(in thousands)

ACQUISITIONS
					Gross
Property Name	Location	GLA / Acreage	Date Acquired	Ownership %	Purchase Price	Debt

Consolidated

Shoppes of Lakeland	Lakeland, FL	183,842	09/06/12	100%	$28,000	$-
Central Plaza	St. Louis County, MO	166,431	06/07/12	100%	21,600	-
Harvest Junction North	Longmont (Boulder), CO	159,385	06/01/12	100%	35,520	-
Harvest Junction South	Longmont (Boulder), CO	176,960	06/01/12	100%	33,550	-
Nagawaukee Shopping Center	Delafield (Milwaukee), WI	113,617	06/01/12	100%	15,000	-
	Total consolidated income producing acquisitions				$133,670	$-

Harvest Junction North Land	Longmont (Boulder), CO	14.0	06/01/12	100%	$2,661	$-
	Total consolidated land / outparcel acquisitions				$2,661	$-

	Total consolidated acquisitions				$136,331	$-

DISPOSITIONS
					Gross
Property Name	Location	GLA / Acreage	Date Sold	Ownership %	Sales Price	Debt Repaid	Gain (loss) on Sale (at 100%)

Consolidated (1)

Southbay Shopping Center and Pelican Plaza	Osprey, FL and Sarasota, FL	189,763	05/15/12	100%	$5,600	$-	$72
Eastridge Commons	Flint, MI	169,676	02/27/12	100%	1,750	-	137
OfficeMax Center	Toledo, OH	22,930	03/27/12	100%	1,725	-	127
	Total consolidated income producing dispositions				$9,075	$-	$336

Outparcel	Roswell, GA	2.26	02/14/12	100%	$2,030	$-	$69
	Total consolidated land / outparcel dispositions				$2,030	$-	$69

	Total consolidated dispositions				$11,105	$-	$405
Unconsolidated Joint Ventures

Outparcel	West Broward, FL	1.00	09/28/12	20%	$1,063	$-	$627
Southfield Expansion	Southfield, MI	19,410	09/18/12	50%	396	-	(138)
Shoppes of Lakeland	Lakeland, FL	183,842	09/06/12	7%	28,000	-	166
Outparcel	Cartersville, GA	0.85	09/10/12	20%	939	-	89
Collins Pointe Shopping Center (2)	Cartersville, GA	81,042	06/01/12	20%	4,650	-	(89)
	Total unconsolidated joint venture's income producing dispositions				$35,048	$-	$655

(1) Excludes the conveyance of our ownership interest in the Kentwood Towne Centre, located in Kentwood, MI, to the lender in June 2012 which resulted in a reduction of debt of $8.5 million.
(2) Sale excludes two outparcels, one of which was sold on 9/10/12. The remaining parcel is expected to be sold during 4Q2012.

Ramco-Gershenson Properties Trust
Joint Venture Combined Balance Sheets
September 30, 2012
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco		Total
	Venture LP	Venture LLC	Venture LLC (1)	HHF KL LLC (2)	HHF NP LLC	Other	JV's
	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	JV's (3)	at 100%

ASSETS
Income producing properties, at cost:
Land	$76,695	$43,806	$3,526	$3,167	$4,019	$-	$131,213
Buildings and improvements	486,464	262,422	15,238	18,864	24,359	-	807,347
Less accumulated depreciation and amortization	(84,240)	(35,228)	(2,215)	(2,566)	(3,134)	-	(127,383)
Income producing properties, net	478,919	271,000	16,549	19,465	25,244	-	811,177

Construction in progress	455	9,442	-	-	3	-	9,900
Net real estate	$479,374	$280,442	$16,549	$19,465	$25,247	$-	$821,077

Cash and cash equivalents	8,318	1,769	257	612	298	533	11,787
Restricted cash	3,841	9,575	2	13	-	5	13,436
Accounts receivable, net	4,043	1,938	62	101	73	8	6,225
Other assets, net	16,162	7,208	785	292	630	10	25,087
TOTAL ASSETS	$511,738	$300,932	$17,655	$20,483	$26,248	$556	$877,612

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable	$196,525	$169,680	$7,962	$-	$-	$-	$374,167
Accounts payable and accrued expenses	7,696	6,734	209	278	128	363	15,408
Total Liabilities	204,221	176,414	8,171	278	128	363	389,575

ACCUMULATED EQUITY (DEFICIT)	307,517	124,518	9,484	20,205	26,120	193	488,037

TOTAL LIABILITIES AND ACCUMULATED EQUITY	$511,738	$300,932	$17,655	$20,483	$26,248	$556	$877,612

Total number of properties in each portfolio	16	8	1	1	1	-	27

							Investments in
							Unconsolidated
EQUITY INVESTMENTS IN UNCONSOLIDATED ENTITIES							Joint Ventures
Equity investments in unconsolidated entities	$78,503	$14,610	$571	$1,199	$1,589	$77	$96,549
Total equity investments in unconsolidated entities	$78,503	$14,610	$571	$1,199	$1,589	$77	$96,549

(1)
On June 1, 2012, the joint venture sold the shopping center portion only of Collins Pointe Plaza located in Cartersville, GA for $4.65 million.
Of the two remaining outparcels, one was sold September 10, 2012 for $0.94 million and the remaining parcel is expected to be sold by the end of 2012.

(2)	On September 6, 2012 we purchased the Shoppes at Lakeland from the joint venture for $28 million.
(3)
Other JV's included joint ventures formed with private investors where we owned 40%-50% of the sole property in the joint venture.
In September 2012 we purchased our joint venture partner's interest in a shopping center located in Southfield, MI which was the last remaining property related to these joint ventures.

Ramco-Gershenson Properties Trust
Summary of Joint Venture Debt
September 30, 2012

			Ramco				Stated		Ramco
			Ownership	Mortgage	Maturity	Loan	Interest		Share of
Property Name	Location	Lender or Servicer	Interest	Balance	Date	Type	Rate		Debt

Paulding Pavilion	Hiram, GA	Fifth Third Bank	20%	$7,962,491	Dec-12	Variable	3.7155%	(1)	$1,592,498
The Shops on Lane Avenue	Upper Arlington, OH	Principal Global Investors	20%	27,600,000	Jan-13	Fixed	5.9500%	(2)	5,520,000
Olentangy Plaza	Columbus, OH	Principal Global Investors	20%	21,600,000	Jan-13	Fixed	5.8800%	(2)	4,320,000
Market Plaza	Glen Ellyn, IL	Principal Global Investors	20%	24,505,000	Jan-13	Fixed	5.8800%	(2)	4,901,000
Mission Bay Plaza	Boca Raton, FL	Wells Fargo Bank, NA	30%	42,463,953	Jul-13	Fixed	6.6400%		12,739,186
Winchester Center	Rochester Hills, MI	Wachovia	30%	25,884,064	Jul-13	Fixed	8.1056%		7,765,219
Hunter's Square	Farmington Hills, MI	Wachovia	30%	33,666,736	Aug-13	Fixed	8.1504%		10,100,021
The Plaza at Delray	Delray Beach, FL	CIGNA	20%	46,120,354	Sep-13	Fixed	6.0000%		9,224,071
Chester Springs Shopping Center	Chester, NJ	Citigroup	20%	21,459,143	Oct-13	Fixed	5.5100%		4,291,829
Village Plaza	Lakeland, FL	Citigroup	30%	9,033,416	Sep-15	Fixed	5.0050%		2,710,025
Millennium Park	Livonia, MI	Citigroup	30%	31,127,827	Oct-15	Fixed	5.0210%		9,338,348
Rolling Meadows Shopping Center	Rolling Meadows, IL	Wells Fargo Bank, NA	20%	11,911,250	Dec-15	Fixed	5.3440%		2,382,250
Troy Marketplace	Troy, MI	Deutsche Banc	30%	21,584,689	Jun-16	Fixed	5.9040%		6,475,407
Gratiot Crossing	Chesterfield Twp., MI	Deutsche Banc	30%	13,399,785	Jun-16	Fixed	5.9040%		4,019,936
Crofton Centre	Crofton, MD	Citigroup	20%	16,869,388	Jan-17	Fixed	5.8490%		3,373,878
Treasure Coast Commons	Jensen Beach, FL	GE Group Life Assurance	30%	8,152,773	Jun-20	Fixed	5.5400%		2,445,832
Vista Plaza	Jensen Beach, FL	First Colony Life Insurance	30%	10,768,641	Jun-20	Fixed	5.5400%		3,230,592

Subtotal Mortgage Debt	$374,109,510	$94,430,092
Unamortized premium	57,531	55,782
Total mortgage debt (including unamortized premium)	$374,167,041	$94,485,874

(1)	The mortgage loan was extended until December 2012. Interest rate is variable based on LIBOR plus 3.50%.
(2)	Interest rate is fixed for five years and then lender has right to reset the interest rate or call the loan in 2013.
(3)	In October 2012 we conveyed our ownership interest in Gratiot Crossing to the lender in exchange for release from the non-recourse mortgage obligation.

Joint Venture Contribution to Funds from Operations
For the Three Months Ended September 30, 2012
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco		Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Other	JV's	Pro-Rata
Three months ended September 30, 2012	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	JV's (1)	at 100%	Share

Total revenue	$12,350	$6,697	$362	$856	$511	$72	$20,848	$5,249

Operating expenses	3,620	2,454	76	203	129	7	6,489	1,620

Net operating income	$8,730	$4,243	$286	$653	$382	$65	$14,359	$3,629

Depreciation and amortization	3,705	2,187	141	286	181	13	6,513	1,614
General & administrative expense	41	43	3	4	3	2	96	23
Interest expense	3,158	2,538	85	-	-	18	5,799	1,481
Amortization of deferred financing fees	61	70	-	-	-	-	131	32
Total other expense (income)	6,965	4,838	229	290	184	33	12,539	3,150
Gain on early extinguishment of debt	-	-	-	-	-	77	77	37
Gain (loss) on sale of depreciable real estate	-	-	-	166	-	(138)	28	(57)
Gain on sale of land	627	-	89	-	-	-	716	206

Net income (loss)	$2,392	$(595)	$146	$529	$198	$(29)	$2,641	$665

Ramco ownership interest	30%	20%	20%	7%	7%	40% - 50%	N/A	N/A
Ramco's share of net income (loss)	$717	$(119)	$29	$37	$14	$(13)	N/A	$665
Addback: Management fee exp allocable to Ramco (2)	206	90	4	7	2	1	N/A	310
Earnings (loss) from unconsolidated joint ventures (3)	$923	$(29)	$33	$44	$16	$(12)	N/A	$975

Addback: Pro rata share of depreciation expense	1,111	438	28	20	13	4	N/A	1,614
Addback: Pro rata share of impairment provision	-	-	-	-	-	-	N/A	-
Addback: Pro rata share of depreciable real estate sold	-	-	-	(12)	-	69	N/A	57
Funds from operations contributed by joint ventures	$2,034	$409	$61	$52	$29	$61	N/A	$2,646

(1)
Other JV's include joint ventures formed with private investors where we own 40%-50% of the sole property in the joint venture.  In September 2012, the last remaining joint venture was dissolved when we purchased the shopping center.

(2)	Ramco's share of management fee expense is eliminated in consolidation.
(3)	Ramco's Pro-Rata Share excludes $33,000 of expense related to our acquisition of our partners interest in the S-12 co-partnership.

Joint Venture Contribution to Funds from Operations
For the Nine Months Ended September 30, 2012
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco		Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Other	JV's	Pro-Rata
Nine months ended September 30, 2012	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	JV's (1)	at 100%	Share

Total revenue	$36,822	$19,716	$1,430	$3,000	$1,588	$241	$62,797	$15,714

Operating expenses	10,923	7,256	307	793	401	(161)	19,519	4,814

Net operating income	$25,899	$12,460	$1,123	$2,207	$1,187	$402	$43,278	$10,900

Depreciation and amortization	11,507	6,479	517	1,030	523	54	20,110	4,984
General & administrative expense	179	131	13	14	11	(7)	341	82
Interest expense	9,649	7,615	155	-	-	(277)	17,142	4,341
Amortization of deferred financing fees	201	210	7	-	-	1	419	104
Provision for impairment	-	-	-	712	-	-	712	50
Total other expense (income)	21,536	14,435	692	1,756	534	(229)	38,724	9,561
Gain on early extinguishment of debt	-	-	-	-	-	275	275	116
(Loss) gain on sale of depreciable real estate	-	-	(89)	166	-	(138)	(61)	(75)
Gain on sale of land	627	-	89	-	-	-	716	206

Net income (loss)	$4,990	$(1,975)	$431	$617	$653	$768	$5,484	$1,586

Ramco's share of net income (loss)	$1,496	$(395)	$86	$43	$46	$310	N/A	$1,586
Addback: Management fee exp allocable to Ramco (2)	588	263	16	16	9	4	N/A	896
Earnings (loss) from unconsolidated joint ventures (3)	$2,084	$(132)	$102	$59	$55	$314	N/A	$2,482

Addback: Pro rata share of depreciation expense	3,452	1,296	103	72	37	24	N/A	4,984
Addback: Pro rata share of impairment provision	-	-	-	50	-	-	N/A	50
Addback: Pro rata share of depreciable real estate sold	-	-	18	(12)	-	69	N/A	75
Funds from operations contributed by joint ventures	$5,536	$1,164	$223	$169	$92	$407	N/A	$7,591

(1)
Other JV's include joint ventures formed with private investors where we own 40%-50% of the sole property in the joint venture.  In September 2012, the remaining joint venture was dissolved when we purchased the shopping center.

(2)	Ramco's share of management fee expense is eliminated in consolidation.
(3)
Ramco's Pro-Rata Share excludes $0.43 million expense incurred in the first quarter of 2012 related to the liquidation of the Ramco/West Acres joint venture and $33,000 of expense related to our acquisition of our partners interest in the S-12 co-partnership.

Ramco-Gershenson Properties Trust
Joint Venture Summary of Expiring GLA
September 30, 2012

	Anchor Tenants (1)					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	GLA	% of GLA	% of ABR	ABR psf	Number of Leases	GLA	% of GLA	% of ABR	ABR psf	Number of Leases	GLA	% of GLA	% of ABR	ABR psf

(2)	-	-	0.0%	0.0%	-	7	11,195	0.5%	0.7%	$20.94	7	11,195	0.2%	0.4%	$20.94
2012	2	42,419	1.4%	0.6%	4.53	27	90,247	4.4%	4.0%	14.99	29	132,666	2.6%	2.5%	11.65
2013	3	154,903	5.0%	3.4%	6.57	79	213,386	10.4%	13.0%	20.05	82	368,289	7.1%	8.5%	14.38
2014	6	215,135	6.9%	6.1%	8.48	93	291,145	14.2%	15.0%	16.88	99	506,280	9.8%	10.8%	13.31
2015	14	539,946	17.4%	16.6%	9.11	86	246,947	12.0%	13.9%	18.45	100	786,893	15.2%	15.1%	12.05
2016	11	380,596	12.2%	13.8%	10.80	70	247,133	12.0%	14.5%	19.28	81	627,729	12.2%	14.2%	14.14
2017	7	192,283	6.2%	9.1%	14.07	57	210,283	10.3%	12.0%	18.73	64	402,566	7.8%	10.6%	16.51
2018	6	236,207	7.6%	8.3%	10.42	23	105,540	5.1%	5.5%	17.22	29	341,747	6.6%	6.8%	12.52
2019	6	229,705	7.4%	8.7%	11.21	11	42,649	2.1%	2.3%	17.66	17	272,354	5.3%	5.3%	12.22
2020	3	191,092	6.1%	2.7%	4.16	14	43,565	2.1%	3.1%	23.65	17	234,657	4.5%	2.9%	7.78
2021	10	308,079	9.9%	10.9%	10.56	11	52,027	2.5%	3.1%	19.42	21	360,106	7.0%	6.8%	11.84
2022+	10	450,763	14.4%	19.8%	13.03	32	217,202	10.7%	12.9%	19.35	42	667,965	13.0%	16.1%	15.09
Sub-Total	78	2,941,128	94.5%	100.0%	$10.11	510	1,771,319	86.3%	100.0%	$18.55	588	4,712,447	91.3%	100.0%	$13.28

Leased [3]	-	-	0.0%	N/A	N/A	7	19,798	1.0%	N/A	N/A	7	19,798	0.4%	N/A	N/A

Vacant	4	169,632	5.5%	N/A	N/A	104	260,230	12.7%	N/A	N/A	108	429,862	8.3%	N/A	N/A

Total	82	3,110,760	100.0%	100.0%	N/A	621	2,051,347	100.0%	100.0%	N/A	703	5,162,107	100.0%	100.0%	N/A

(1)	Anchor is defined as a tenant leasing 19,000 square feet or more.
(2)	Tenants currently under month to month lease or in the process of renewal.
(3)	Lease has been executed, but space has not yet been delivered.

Ramco-Gershenson Properties Trust
Joint Venture Leasing Activity
September 30, 2012

Total Comparable Leases (1)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF (3)
3rd Quarter 2012	16	71,716	$16.40	$15.52	5.7%	5.8	$0.47
2nd Quarter 2012	24	117,298	$14.91	$14.75	1.1%	4.3	$0.25
1st Quarter 2012	25	98,285	$16.39	$16.25	0.9%	5.4	$2.79
4th Quarter 2011	30	173,295	$13.95	$14.33	-2.7%	5.6	$5.20
Total	95	460,594	$15.10	$15.03	0.4%	5.3	$2.69

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3rd Quarter 2012	14	69,329	$16.05	$15.20	5.6%	5.9	$0.00
2nd Quarter 2012	22	113,083	$14.48	$14.07	2.9%	4.2	$0.10
1st Quarter 2012	22	91,935	$15.72	$15.74	-0.1%	5.2	$1.01
4th Quarter 2011	24	140,814	$13.90	$14.87	-6.5%	4.8	$0.00
Total	82	415,161	$14.82	$14.90	-0.5%	4.9	$0.25

New Leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3rd Quarter 2012	2	2,387	$26.69	$24.83	7.5%	4.1	$14.01
2nd Quarter 2012	2	4,215	$26.47	$33.06	-19.9%	8.2	$4.34
1st Quarter 2012	3	6,350	$26.04	$23.58	10.4%	8.4	$28.56
4th Quarter 2011	6	32,481	$14.18	$11.99	18.3%	9.0	$27.77
Total	13	45,433	$17.64	$16.24	8.6%	8.6	$24.98

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
3rd Quarter 2012	26	112,563	$16.07	N/A	N/A	5.9	$8.25
2nd Quarter 2012	36	240,515	$11.71	N/A	N/A	5.9	$7.57
1st Quarter 2012	39	147,364	$16.89	N/A	N/A	6.0	$16.23
4th Quarter 2011	43	219,036	$13.41	N/A	N/A	5.4	$8.38
Total	144	719,478	$13.97	N/A	N/A	5.8	$9.70

(1)	Comparable leases represent those leases signed on spaces for which there was a former tenant within the last twelve months.
(2)	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
(3)	Tenant improvement costs include lease-specific costs (improvements and allowances) as well as certain landlord costs necessary to bring the space to leasable condition.